EXHIBIT 32.1

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Salon City, Inc. for the three and six months ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven Casciola, our President, Chief Executive Officer, certify that:

  *   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  *   information contained in the Report fairly presents, in all material respects, our financial condition and results of operations.

/s/ Steven Casciola
Steven Casciola
President, Chief Executive Officer, Chief Financial Officer

August 18, 2008

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by us for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.